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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2004

NBTY, INC.

(Exact Name of Registrant as Specified in Charter)

001-31788
(Commission File Number)

DELAWARE (State or Other Jurisdiction of Incorporation)	11-2228617 (I.R.S. Employer Identification No.)

90 Orville Drive Bohemia, New York (Address of Principal Executive Offices)	11716 (Zip Code)

(631) 567-9500 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On December 14, 2004, NBTY, Inc. issued a press release announcing fourth quarter and 2004 year-end results. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits.

99.1
Press release issued by NBTY, Inc., dated December 14, 2004.

This Form 8-K and the attached Exhibit are furnished to comply with Item 2.02 and Item 9.01 of Form 8-K. Neither this Form 8-K nor the attached Exhibit are to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Form 8-K nor the attached Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2004

NBTY, INC.
By:	/s/ HARVEY KAMIL Harvey Kamil President and Chief Financial Officer

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SIGNATURES